UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2013

PERRIGO COMPANY

(Exact name of registrant as specified in its charter)

MICHIGAN	0-19725	38-2799573
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan		49010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (269) 673-8451

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On August 28, 2013, Perrigo Company Limited, a private limited company organized under the laws of Ireland (“New Perrigo”), filed with the SEC a registration statement on Form S-4 (the “Form S-4”) in connection with the acquisition of Elan Corporation, plc, a public limited company organized under the laws of Ireland (“Elan”), by Perrigo Company, a Michigan corporation (“Perrigo”). The Form S-4, which constitutes a preliminary prospectus of New Perrigo, included a preliminary joint proxy statement of Perrigo and Elan. The Form S-4 has not yet been declared effective by the SEC. The Form S-4 is available on the SEC’s EDGAR system, and may be accessed at www.sec.gov.

No Offer or Solicitation

This announcement is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Has Been and Will Be Filed with the SEC

New Perrigo has filed with the SEC a registration statement on Form S-4 that includes the preliminary Joint Proxy Statement of Elan and Perrigo and that also constitutes a Prospectus of New Perrigo. Elan and Perrigo plan to mail to their respective stockholders or shareholders, as applicable, the definitive Joint Proxy Statement/Prospectus (including the Scheme) in connection with the Acquisition and related transactions. INVESTORS, STOCKHOLDERS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING THE SCHEME) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ELAN, PERRIGO, NEW PERRIGO, THE ACQUISITION AND RELATED MATTERS. Investors and security holders may obtain free copies of the preliminary Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by Elan, Perrigo and New Perrigo through the website maintained by the SEC at www.sec.gov. In addition, copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by Elan will be available free of charge on Elan’s internet website at www.elan.com or by contacting Elan’s Investor Relations Department at +1-800-252-3526 and copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by New Perrigo and Perrigo will be available free of charge on Perrigo’s internet website at www.perrigo.com or by contacting Perrigo’s Investor Relations Department at +1-269-686-1709.

Perrigo and New Perrigo Cautionary Statement Regarding Forward-Looking Statements

This announcement includes certain ‘forward looking statements’ within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of each of Perrigo and New Perrigo, their respective expectations relating to the transactions contemplated by the Transaction Agreement and their respective future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about Perrigo’s, New Perrigo’s or their respective managements’ beliefs and expectations, are forward looking statements. Words such as ‘believes’, ‘anticipates’, ‘estimates’, ‘expects’, ‘intends’, ‘aims’, ‘potential’, ‘will’, ‘would’, ‘could’, ‘considered’, ‘likely’, ‘estimate’ and variations of these words and similar future or conditional expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements.

Examples of such forward looking statements include, but are not limited to, statements about expected benefits and risks associated with the transactions contemplated by the Transaction Agreement, projections or expectations of profit attributable to shareholders, including estimated synergies, anticipated provisions or write-downs, economic profit, dividends, capital structure or any other financial items or ratios; statements of plans, objectives or goals of Perrigo, New Perrigo, Elan or the combined business following the transactions contemplated by the Transaction Agreement; statements about the future trends in tax or interest rates, liquidity, foreign exchange rates, stock market levels and demographic trends and any impact that those matters may have on Perrigo, New Perrigo, Elan or the combined company following the transactions contemplated by the Transaction Agreement; statements concerning any future Irish, UK, US or other economic or regulatory environment or performance; statements about strategic goals, competition, regulation, regulatory approvals, dispositions and consolidation or technological developments in the healthcare and lifesciences industry; and statements of assumptions underlying such statements.

While Perrigo and New Perrigo believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Perrigo’s and New Perrigo’s control. By their nature, forward looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from Perrigo’s and New Perrigo’s current expectations depending upon a number of factors affecting Perrigo’s business, New Perrigo’s business, Elan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, the transactions contemplated by the Transaction Agreement; subsequent integration of the transactions contemplated by the Transaction Agreement and the ability to recognize the anticipated synergies and benefits of the transactions contemplated by the Transaction Agreement; the receipt of required regulatory approvals for the transactions contemplated by the Transaction Agreement (including the approval of antitrust authorities necessary to complete the transactions contemplated by the Transaction Agreement); access to available financing (including financing for the transactions contemplated by the Transaction Agreement) on a timely basis and on reasonable terms; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; market acceptance of and continued demand for Perrigo’s, New Perrigo’s and Elan’s products; changes in tax laws or interpretations that could increase Perrigo’s or the combined company’s consolidated tax liabilities; and such other risks and uncertainties detailed in Perrigo’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Perrigo’s Form 10-K for the fiscal year ended 30 June 2012, in Perrigo’s subsequent filings with the SEC and in other investor communications of Perrigo or New Perrigo from time to time.

The forward-looking statements in this announcement are made only as of the date hereof, and unless otherwise required by applicable securities laws, each of Perrigo and New Perrigo disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Profit Forecast/Asset Valuation

No statement in this announcement is intended to constitute a profit forecast or asset valuation for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for either Perrigo, New Perrigo or Elan, as appropriate.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Takeover Rules”), if any person is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of Elan or Perrigo, all “dealings” in any “relevant securities” of Elan or Perrigo (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3:30 pm (Irish time) on the “business day” following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes effective or on which the “offer period” otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Elan or Perrigo, they will be deemed to be a single person for the purpose of Rule 8.3 of the Takeover Rules.

Under the provisions of Rule 8.1 of the Takeover Rules, all “dealings” in “relevant securities” of Elan by Perrigo or “relevant securities” of Perrigo by Elan, or by any of their respective “associates” must also be disclosed by no later than 12 noon (Irish time) on the “business day” following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms in quotation marks are defined in the Takeover Rules, which can be found on the Irish Takeover Panel’s website.

If you are in any doubt as to whether or not you are required to disclose a “dealing” under Rule 8 of the Takeover Rules, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353-(0)1-678-9020; fax number +353(0)1-678-9289.

Irish Takeover Rules

The Perrigo directors accept responsibility for all the information contained in this announcement other than information relating to the Elan Group, the directors of Elan and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Perrigo directors (who have taken all reasonable care to ensure that such is the case), the information in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Barclays, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively for Perrigo and no one else in connection with the matters described herein and will not be responsible to anyone other than Perrigo for providing the protections afforded to its clients or for providing advice in relation to the matters described in this announcement or any transaction or any other matters referred to herein.

General

This summary should be read in conjunction with the full text of this announcement. The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme Circular or any document by which the Acquisition and the Scheme are made. Elan Shareholders and Perrigo Shareholders are advised to read carefully the formal documentation in relation to the proposed transaction once the Scheme Circular has been dispatched.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated August 28, 2013.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY
(Registrant)

	By:	/s/ Judy L. Brown
Dated: August 28, 2013		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

Exhibit 99.1 – Press Release dated August 28, 2013.